SCHEDULE 14C INFORMATION

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SUNAMERICA SERIES TRUST

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SunAmerica Asset Management Corp.

SunAmerica Series Trust

P.O. Box 54299

Los Angeles, California 90054-0299

(800) 445-7862

March 15, 2013

Dear Contract Owner:

We are writing to provide you with the enclosed information statement. The information statement provides information regarding the recent subadviser change to the Emerging Markets Portfolio (the “Portfolio”) of SunAmerica Series Trust (the “Trust”). On November 29, 2012, the Board of Trustees (the “Trustees”) approved a decision to replace Putnam Investment Management, Inc. (“Putnam”) as the subadviser to the Portfolio. In addition, the Trustees approved the engagement of J.P.Morgan Investment Management Inc. (“J.P. Morgan”). Effective January 14, 2013, J.P. Morgan began subadvising the Portfolio. The change of subadviser did not result in an increase to the fees or expenses of the Portfolios.

In connection with the change in portfolio management certain changes to the Portfolio’s principal investment strategies, principal investment risks and expenses payable by the Portfolio also became effective January 14, 2013.

As a matter of regulatory compliance, the information statement being provided to you describes, among other things, the management structure of the Portfolio, the ownership of J.P. Morgan and the terms of the subadvisory agreement with J.P. Morgan, which has been approved by the Trustees, including a majority of the Trustees who are not interested persons of the Trust as defined in the Investment Company Act of 1940, as amended.

This document is for your information only and you are not required to take any action. Should you have any questions about these changes or if we can be of service to you in any other way, please call our SunLine customer service center between the hours of 8 a.m. PST and 5 p.m. PST at (800) 445-7862. As always, we appreciate your confidence and trust and look forward to serving you in the future.

Sincerely,

John T. Genoy

President

SunAmerica Series Trust

SUNAMERICA SERIES TRUST

Emerging Markets Portfolio

P.O. Box 54299

Los Angeles, CA 90054-0299

INFORMATION STATEMENT

REGARDING THE ADDITION OF A SUBADVISER

FOR THE EMERGING MARKETS PORTFOLIO

This information statement is being provided to the shareholders of the Emerging Markets Portfolio (the “Portfolio”) in lieu of a proxy statement, pursuant to the terms of an exemptive order received by SunAmerica Asset Management Corp. (“SAAMCo”) from the U.S. Securities and Exchange Commission (the “Commission”), which permits SAAMCo the ability to hire new subadvisers and make changes to existing subadvisory contracts on behalf of SunAmerica Series Trust (the “Trust”) with the approval of the Board of Trustees (the “Board” or the “Trustees”), but without obtaining shareholder approval. This information statement is being posted at www.sunamerica.com/informationstatements on behalf of the Trustees of the Trust.

We are not asking for a proxy and you are requested not to send us a proxy. This document is for informational purposes only and you are not required to take any action.

Purpose of the Information Statement

On November 29, 2012, the Trustees approved a Subadvisory Agreement between SAAMCo, the investment adviser and manager of the Portfolio, and J.P.Morgan Investment Management Inc. (“J.P. Morgan” or the “Subadviser”), with respect to the Portfolio. As of January 14, 2013, J.P. Morgan became a subadviser of the Portfolio. Prior to January 14, 2013, Putnam Investment Management, Inc. (“Putnam”) subadvised the Portfolio. The decision to engage J.P. Morgan is discussed in more detail in the section titled “Factors Considered by the Board of Trustees.”

The Trust and the Adviser

The Portfolio is an investment series of the Trust, a Massachusetts business trust. The Trust entered into an Investment Advisory and Management Agreement (the “Advisory Agreement”) with SAAMCo on January 1, 1999, as amended from time to time, with the approval of the Trustees, including a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

SAAMCo is an indirect wholly-owned subsidiary of American International Group, Inc. and is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311. SAAMCo selects the subadvisers for the Trust’s portfolios, manages certain portfolios, provides various administrative services and supervises the portfolios’ daily business affairs, subject to review by the Trustees. The Advisory Agreement authorizes SAAMCo to retain subadvisers for the portfolios for which it does not manage the assets. SAAMCo selects subadvisers it believes will provide the portfolios with the highest quality investment services. SAAMCo monitors the activities of the subadvisers and, from time to time, will recommend the replacement of a subadviser on the basis of investment performance, style drift (divergence from the stated investment objective or policies) or other consideration.

The subadvisers to the Trust’s portfolios, including J.P. Morgan, act pursuant to agreements with SAAMCo. Their duties include furnishing continuing advice and recommendations to the portfolios regarding securities to be purchased and sold. The subadvisers are independent of SAAMCo and discharge their responsibilities subject to the policies of the Trustees and the oversight and supervision of SAAMCo, which pays the subadvisers’ fees. The portfolios do not pay fees directly to a subadviser.

The Portfolio’s Principal Investment Strategy and Investment Risks

In connection with the engagement of J.P. Morgan, the Portfolio updated the description of its principal investment strategy and principal risks in light of the new Subadviser’s investment process. You received notice of these changes in a supplement to the prospectus dated December 26, 2012. The Portfolio’s investment goal has not changed. For your information, the summary of the Portfolio’s principal investment strategy is included below:

The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in common stocks, depositary receipts and other equity securities of companies primarily in emerging markets outside the U.S., which the subadviser believes, when compared to developed markets, have above average growth prospects.

Emerging markets include most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom, the United States, and most of the countries of Western Europe. An emerging market company is one: that is organized under the laws of, or has a principal place of business in an emerging market; where the principal securities market is in an emerging market; that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in an emerging market; or at least 50% of the assets of which are located in an emerging market. The Portfolio is not required to allocate its investments in any set percentages to any particular country. The Portfolio is not constrained by capitalization or style limits and will invest across sectors. The Portfolio will invest in securities across all market capitalizations, although the Portfolio may invest a significant portion of its assets in companies of one particular market capitalization category.

The Portfolio may overweight or underweight countries relative to its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Index. In managing the Portfolio, the subadviser adheres to a disciplined process for stock selection and portfolio construction. A proprietary multi-factor model is used to quantitatively rank securities in the Portfolio’s investment universe which the adviser uses to select securities. The Portfolio emphasizes securities that are ranked as undervalued, while underweighting or avoiding securities that appear overvalued.

The Portfolio may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it is permitted to invest. The Portfolio typically maintains full currency exposure to those markets in which it invests. However, the Portfolio may hedge a portion of its foreign currency exposure into the U.S. dollar.

The Portfolio currently identifies the following principal investment risks: Emerging Markets Risk, Foreign Investment Risk, Equity Securities Risk, Growth Stock Risk, Small and Medium Sized Companies Risk, Active Trading Risks, Currency Volatility Risk and Value Investing Risk. Upon the change of subadviser Depositary Receipts Risk will be added as a principal risk.

The Subadvisory Agreement

Prior to January 14, 2013, Putnam served as a subadviser to the portion of the assets of the Portfolio that J.P. Morgan now serves as subadviser. SAAMCo recommended J.P. Morgan in the ordinary course of its ongoing evaluation of the Portfolio’s performance and investment strategy and after extensive research and qualitative and quantitative analysis of numerous candidate firms and their organizational structure, investment process and style and long-term performance record. In accordance with the Trustees’ approval of the engagement of J.P. Morgan, the Trustees approved the Subadvisory Agreement, including Amendment No. 5 to the Subadvisory Agreement with J.P. Morgan, which became effective January 14, 2013 (the “J.P. Morgan Subadvisory Agreement”).

The J.P. Morgan Subadvisory Agreement between SAAMCo and J.P. Morgan, on behalf of the Portfolio, provides that (i) the Subadviser shall manage the assets of the Portfolio, (ii) SAAMCo shall compensate the Subadviser for its services, (iii) the Subadviser is authorized to select the brokers or dealers to effect portfolio transactions for the Portfolio, and (iv) the Subadviser shall comply with the Portfolio’s investment policies and restrictions and with applicable law. The J.P. Morgan Subadvisory Agreement will not result in an increase in fees to shareholders or expenses to the Portfolio.

The J.P. Morgan Subadvisory Agreement also provides for automatic termination unless at least annually subsequent to its initial term, its continuance is approved by (i) the Board or the affirmative vote of the holders of a majority of the outstanding shares of the Portfolio, and (ii) the Independent Trustees. The J.P. Morgan Subadvisory Agreement terminates automatically upon its assignment and is terminable at any time, without penalty, by the Board, SAAMCo, or the holders of a majority of the outstanding shares of the Portfolio, on not more than 60 days’ nor less than 30 days prior written notice. The J.P. Morgan Subadvisory Agreement and Amendments are attached as Exhibit A.

For the fiscal year ended January 31, 2013, SAAMCo received advisory fees from the Portfolio in the amount of $2,890,723 or 1.11% of the Portfolio’s average daily net assets. For the same period, SAAMCo paid subadvisory fees in the aggregate amount of $2,079,522 or 0.80% of average daily net assets, and thus retained $811,201 of its advisory fee. If J.P. Morgan had served as subadviser for such period, SAAMCo would have paid subadvisory fees to J.P. Morgan in the amount of $1,566,127, and it would have retained $1,324,596 of its advisory fee. SAAMCo has contractually agreed to cap the management fee for the Portfolio through April 30, 2014 at 1.00%.

Information about the Subadviser

J.P.Morgan Investment Management Inc. (J.P. Morgan) is an indirect wholly-owned subsidiary of J.P. Morgan Chase & Co., a publicly traded company. J.P. Morgan is the primary U.S. investment advisory branch of J.P.Morgan Asset Management which is the marketing name for the asset management businesses of J.P. Morgan Chase & Co. As of December 31, 2012, J.P. Morgan and its affiliated companies had approximately $1.4 trillion in assets under management worldwide. J.P. Morgan’s address is 270 Park Avenue, New York, New York 10017.

Name and Address*	Current Position with J.P. Morgan
Gatch, George CW	Director/Chairman/Managing Director
Unrein, Lawrence M	Director/CIO-Global Head of Private Equity/Managing Director
Porter, Martin R	CIO-Global Heard of Equities & Balanced Group/Managing Director
Richter, Scott E	Secretary/Chief Legal Officer/Managing Director
Azelby, Joseph K	Director/CIO-Global Head of Real Estate/Managing Director
Quinsee, Paul A	Director/Managing Director
Bertini, Joseph J	Chief Compliance Officer/Managing Director
Young, Robert L	Director/COO/Managing Director
Sullivan, Craig M	Director/Treasurer/CFO/Managing Director
Keating, Catherine A	Director/President/CEO/Managing Director
Schwicht, Peter	Director/Managing Director
Willcox, Christopher P	Director/Global Head of Fixed Income/Managing Director

*	The address for Ms. Keating and Messrs. Gatch, Unrein, Azelby, Quinsee, Bertini, Sullivan and Willcox is 270 Park Avenue, New York, NY 10017. The address for Messrs. Porter and Schwicht is 20 Finsbury Street, London, EC2Y 9AQ. The address for Mr. Richter is 1111 Polaris Parkway, Columbus, OH 43240. The address for Mr. Young is 460 Polaris Parkway, Westerville, OH 43082.

J.P. Morgan is the investment adviser for other mutual funds, and/or institutional accounts, that have an investment objective similar to that of the Portfolio. The name of such fund or account, together with information concerning the fund’s assets, and the advisory fee rate paid (as a percentage of average net assets) to J.P. Morgan for its management services, are set forth below.

Fund Name	Assets as of December 31, 2012 (millions)	Fee Rate (% of average daily net assets)
Subadvised Global Emerging Markets Equity Diversified Separate Account A	$695 mm	0.50% on first $150 million 0.45% on next $150 million 0.40% thereafter
Subadvised Global Emerging Markets Equity Diversified Separate Account B	$134 mm	0.50% on first $150 million 0.45% on next $150 million 0.40% thereafter
J.P. Morgan Emerging Economies Fund (at NAV Select Shares)	$580.54 mm	1.00% (Management Fee per prospectus)
Standard fees for institutional accounts following the Global Emerging Markets Equity Diversified Strategy	N/A	0.75% on first $100 million 0.70% thereafter

Factors Considered by the Board of Trustees

At a meeting held on November 29, 2012, the Board of Trustees (the “Board”), including the Trustees that are not interested persons of SunAmerica Series Trust (the “Trust”), as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved with respect to the Emerging Markets Portfolio (the “Portfolio”) the termination of the subadvisory relationship with Putnam Investment Management, LLC (“Putnam”) and the approval of a new subadvisory agreement (the “Subadvisory Agreement”) between SunAmerica Asset Management Corp. (“SAAMCo” or the “Adviser”) and J.P.Morgan Investment Management Inc. (“J.P. Morgan” or the “Subadviser”).

In connection with the approval of the Subadvisory Agreement, the Board received materials related to certain factors used in its consideration whether to approve such Subadvisory Agreement. Those factors included:

(1)	the nature, extent and quality of the services rendered, including investment performance, to the extent applicable;

(2)	comparable fees and expenses, including the cost of providing the services;

(3)	the extent to which economies of scale are shared with the Trust;

(4)	the organizational capability and financial condition of the Subadviser and its affiliates;

(5)	the possibility that services of the type required by the Trust might be better obtained from other organizations;

(6)	the fees paid by the Adviser to the subadviser for managing the Portfolio and the amount of the fee retained by the Adviser.

In addition, the Board considered (a) the relationship between the Trust and JP Morgan; (b) the conditions and trends prevailing in the economy, the securities markets and the investment company industry; (c) the profitability of SAAMCo and the Subadviser; (d) information regarding the Subadviser’s compliance and regulatory history; and (e) information about the services provided by the Subadviser.

The Independent Trustees were separately represented by counsel that is independent of SAAMCo in connection with their consideration of approval of the Subadvisory Agreement. The matters discussed below were also considered separately by the Independent Trustees in executive sessions during which such independent counsel provided guidance to the Independent Trustees.

The Board received information regarding the Trust’s subadvisory fee compared to fee rates of a group of funds with similar investment strategies and/or objectives, as applicable, (respectively, the “Expense Group/Universe” and the “Subadvisor Expense Group/Universe”), as selected and prepared by an independent third-party provider of investment company data. In addition, the Board considered expenses and performance information of the Portfolio with respect to accounts and mutual funds managed by the Subadviser that have comparable investment objectives and strategies to the Portfolio.

Nature, Extent and Quality of Services. The Board, including the Independent Trustees, considered the nature, quality and extent of services to be provided by JP Morgan. In making its evaluation, the Board considered that JP Morgan acts as subadviser for other portfolios of the Trust, and will manage the investment and reinvestment of the Portfolio’s assets. The Board noted JP Morgan would, subject to the Trustee’s oversight and control, (i) determine the securities to be purchased or sold and execute such documents on behalf of the Portfolio as may be necessary in connection therewith; (ii) provide SAAMCo with records concerning its activities which SAAMCo and/or the Portfolio is required to maintain; and (iii) render regular reports to SAAMCo and to officers and the Board concerning their discharge of the foregoing responsibilities. It was also noted that management was not proposing an increase to SAAMCo’s advisory fees.

The Board considered the key personnel of JP Morgan that are involved in the investment management, administration, compliance and risk management activities with respect to the Portfolio. The Board also considered the compensation program for JP Morgan’s investment professionals. The Board also considered JP Morgan’s history, structure, size, and investment experience. The Board also considered the Subadviser’s current and projected staffing levels and compensation practices. The Board was informed that in management’s judgment, JP Morgan has the size, viability and resources to attract and retain highly qualified investment professionals.

The Board considered JP Morgan’s reputation and experience in providing management and investment advisory services to advisory clients. The Board also considered JP Morgan’s code of ethics, risk management process, and compliance program. The Board considered JP Morgan’s ability to monitor and comply with the investment objectives, policies and restrictions of the Portfolio as set forth in the Portfolio’s prospectus. Additionally, the Board considered JP Morgan’s compliance and regulatory history, including information about any involvement in any litigation, regulatory actions or investigations that could impair its ability to serve as the Portfolio’s subadviser. The Board’s deliberations include a review of the Subadvisers’ risk assessment and risk management processes. The Board concluded that there was no information provided that would have a material adverse effect on JP Morgan’s ability to provide services to the Trust. The Board also considered that there would be certain non-material changes to the Portfolio’s investment strategies and risks upon JP Morgan’s engagement.

The Board concluded that it was satisfied with the nature, quality and extent of the services provided by or to be provided by JP Morgan and that there was a reasonable basis on which to conclude that it would provide high quality services to the Trust.

Portfolio Fees and Expenses; Investment Performance. The Board, including the Independent Trustees, received and reviewed information regarding the Portfolio’s fees (actual or contractual management fees, subadvisory fees, non-management fees, and 12b-1 fees), and expense ratios compared against such fees and expense ratios of its Expense Group/Universe. Such fees and expense ratios were compared both before and after expense waivers, caps and reimbursements. It was noted that with respect to subadvisory fees, SAAMCo negotiates such fees at arms-length. The Board also considered that the subadvisory fees are paid by SAAMCo out of its advisory fee and not by the Portfolio, and that subadvisory fees may vary widely within a Subadvisor Expense Group/Universe for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs. The Board further considered the amount of subadvisory fees paid out by SAAMCo and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by SAAMCo and the Subadviser, respectively.

To assist in analyzing the reasonableness of the subadvisory fee, the Board received a report prepared independently by Lipper Inc. (“Lipper”) as well as information provided by management. The Board also considered advisory fees received by the Subadviser with respect other mutual funds and accounts with similar investment strategies to the Portfolios.

The Expense Group and the Performance Group each consists of the Portfolio and a select group of funds that are chosen to be comparable to such Portfolio based upon certain factors, including fund type (in this case, funds underlying variable insurance products), comparability of investment objectives and asset category (for example, large-cap value, small-cap growth, mid-cap core, etc.), asset size and expense components. The Expense Universe and the Performance Universe each generally consists of the Portfolio, the funds in its Expense Group or Performance Group, respectively, and all other funds in the asset category or categories included in the Expense Group or Performance Group regardless of asset size or primary channel of distribution. The Trustees noted that expense information as a whole was useful in assessing whether the Subadviser would be providing services at a cost that was competitive with other similar funds.

The performance information provided to the Board included annualized returns for the period since inception, and its one-, three- and five-year periods ended June 30 from Lipper. As part of its review of the Portfolio’s fees and expenses and performance, the Board considered information, including but not limited to, the following expense and performance information provided by Lipper and management in making its determinations. It was noted that actual advisory and subadvisory fees and total expenses were calculated as of each fund’s most recent fiscal year end, which may vary within the Expense Group/Universe.

The Board considered that actual management fees and total expenses were below the median of the Expense Group/Universe. The Board considered that actual subadvisory fees were below the medians of its Subadvised Expense Group/Universe. It also noted that the contractual advisory fee was below the median assuming net assets of $250 million. It noted the subadvisory fee rate payable to J.P. Morgan is lower than the current rate payable by SAAMCo to Putnam and that SAAMCo will retain more of its advisory fee since the contractual reduction in the advisory fee is less than the reduction in the subadvisory fee.

The Board also considered management’s discussion of the Portfolio’s performance. It noted that under the management of the Portfolio’s current subadviser, the Portfolio has underperformed its Lipper peer index and performance has been below the medians of its Performance Group/Universe for the one-, three-, and five-year periods.

Cost of Services & Benefits Derived. As noted previously, SAAMCo, and not the Portfolio, is responsible for the payment of subadvisory fees to J.P. Morgan. The subadvisory fee to be payable to J.P. Morgan was negotiated at arm’s length based on a variety of factors, including the value of the services provided; the competitive environment in which the respective Portfolios will be marketed; the investment characteristics of the Portfolios relative to other similar funds in their respective asset category; the fees charged with respect to comparable portfolios of the Trust, the fees charged to comparable funds within the industry; and the fees charged by J.P. Morgan to its comparable clients.

The Board was apprised that management proposes to contractually cap the management fee for the Portfolio through April 30, 2014 at 1.00% and intends to renew the contractual cap so long as J.P. Morgan maintains its 0.60% subadvisory fee.

The Board considered that SAAMCo is paid an administrative services fee of up to 0.04% of the average daily net asset value of the Trust’s Portfolios pursuant to an arrangement between SAAMCo and certain affiliated life insurance companies (the “Life Companies”). With respect to indirect costs, the Board was apprised that any indirect costs incurred by SAAMCo in connection with rendering investment advisory services to the Portfolio are immaterial to the analysis of the adequacy of the advisory fees and that any collateral benefits derived as a result of providing advisory services to the Portfolio are de minimis and do not impact upon the reasonableness of the advisory fees. Based on management’s representations, the Board did not consider indirect costs to be a material factor.

In connection with benefits derived from the Trust, the Board also considered that the Life Companies may benefit as a result of their direct ownership of the Portfolio’s shares, which amounts may be material. It was noted that in calculating their corporate income tax liability as insurance companies, the Life Companies, as corporate mutual fund shareholders, may exclude a portion of the ordinary dividends paid by underlying U.S. equities in the Portfolio to the same extent the Portfolio receives certain dividends with respect to shares of stock issued by domestic corporations, subject to applicable tax laws and regulations. In addition, the Life Companies may also rely on foreign tax credits with respect to certain foreign securities held in applicable Portfolios. Finally, the Board considered that the Life Companies receive revenue sharing payments from SAAMCo and certain other persons in connection with certain administrative, marketing and other servicing activities, including payments to help offset costs for marketing activities and training to support sales of the Portfolio, as well as occasional gifts, entertainment or other compensation as incentives. It was noted that such payments may be derived from 12b-1 (service) fees that are deducted directly from the assets of the Portfolio or from investment management fees received by SAAMCo or the Subadviser.

Profitability and Economies of Scale. The Board considered that the subadvisory fee rate was negotiated by considering the value of the services provided by J.P. Morgan to the Portfolio; the competitive environment in which such Portfolio is marketed; and the investment characteristics of such Portfolio relative to other similar mutual funds in its category as tracked by Lipper.

The Board noted that the fees JP Morgan charges for managing an asset category may vary widely between different clients for various reasons; including market pricing demands, existing relationships and individual client needs and that SAAMCo may not be able to dictate the terms of the subadvisory fee schedule when negotiating fees with a new subadviser. Due to such factors, the Board noted that the terms of a new subadvisory fee schedule, including any breakpoints, may differ from the current subadvisory fee schedule; however, it noted that in this instance the subadvisory fees are identical between the current subadviser, Putnam, and JP Morgan.

Terms of the Subadvisory Agreement. The Board, including the Independent Trustees, reviewed the terms of the Subadvisory Agreement including the duties and responsibilities undertaken by SAAMCo and the Subadviser as discussed above. The Board considered that SAAMCo pays all of its own expenses in connection with the performance of its duties, as well as the salaries, fees and expenses of the officers of the Trust who are employees of SAAMCo. The Board also reviewed the terms of payment for services rendered and noted that SAAMCo compensates the Subadvisers out of the fees it receives from the Trust. The Board noted that the Subadvisory Agreement provides that the Subadviser will pay all of its own expenses in connection with the performance of its duties as well as the cost of maintaining the staff and personnel as necessary for it to perform its obligations.

The Board was also apprised that the terms of the Subadvisory Agreement are similar in all material respects to the current investment subadvisory agreement between SAAMCo and Putnam with respect to the Portfolio and will identical to the current Investment Subadvisory Agreement between SAAMCo and J.P. Morgan.

Conclusions. In reaching its decision to approve the Subadvisory Agreement, the Board did not identify any single factor as being controlling, but based its recommendation on each of the factors it considered. Each Trustee may attribute different weight to the various factors. Based upon the materials it reviewed, the representations made to it and the considerations described above, and as part of their deliberations, the Board, including the Independent Trustees, concluded that JP Morgan possesses the capability and resources to perform the duties required of it under the Subadvisory Agreement.

Further, based upon its review of the Subadvisory Agreement, the materials provided, and the considerations described above, the Board, including the Independent Trustees, concluded that: (1) the terms of the Subadvisory Agreement are reasonable, fair and in the best interest of the Portfolio and its shareholders, and (2) the subadvisory fee rates are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.

Ownership of Shares

As of January 31, 2013, all shares were owned directly by the separate accounts of American General Insurance Company (“AGL”) (formerly, SunAmerica Annuity and Life Assurance Company), and The Untied States Life Insurance Company in the City of New York (“USL”). All outstanding shares of the Portfolio are owned of record, in the aggregate by the following:

	AGL		USL
	Shares	Percentage	Shares	Percentage
Emerging Markets Portfolio – Class 1	7,678,451.02	96.65%	266,686.54	3.35%
Emerging Markets Portfolio – Class 2	815,241.40	100.00%	—	0.00%
Emerging Markets Portfolio – Class 3	20,110,269.24	94.90%	1,081,550.9	5.10%

To SAAMCo’s knowledge, no person owns a variable annuity contract and/or variable life insurance policy or interests therein of more than 5% of the outstanding shares of the Portfolio. The Trustees and officers of the Trust and members of their families as a group, beneficially owned less than 1% of the beneficial interest of the Portfolio as of January 31, 2013.

Brokerage Commissions

For the fiscal period ended July 31, 2013, the Portfolio paid $673,721 in brokerage commissions, which represented 0.3% of total assets. There were no commissions paid to affiliated broker/dealers.

Other Service Agreements

For the fiscal year ended January 31, 2013, the Portfolio paid an aggregate amount of $437,939 in shareholder services fees to AGL and USL, each of which are affiliates of SAAMCo, the Portfolio’s adviser. SunAmerica Capital Services, Inc. (“SACs”) distributes the Portfolio’s shares and incurs the expenses of distributing the Portfolio’s shares under a Distribution Agreement. SAAMCo and SACs, Inc. are located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992.

Shareholder Reports

Copies of the most recent annual and semi-annual reports of the Trust are available without charge and may be obtained by writing the Trust at P.O. Box 54299, Los Angeles, California 90054-0299 or by calling (800) 445-7862.

Shareholder Proposals

The Trust is not required to hold annual shareholder meetings. If a shareholder wishes to submit proposals for consideration at a future shareholder meeting, the Trust must receive the proposal a reasonable time before the solicitation is to be made. Written proposals should be sent to Nori L. Gabert, Esq., Secretary of SunAmerica Series Trust, 2919 Allen Parkway, Houston, Texas 77019.

By Order of the Trustees,

Nori L. Gabert Secretary SunAmerica Series Trust

Dated: March 15, 2013

Exhibit A

AMENDMENT NO. 5

TO THE

SUBADVISORY AGREEMENT

This AMENDMENT NO. 5 TO THE SUBADVISORY AGREEMENT is dated as of January 14, 2013, by and between SUNAMERICA ASSET MANAGEMENT CORP., a Delaware corporation (the “Adviser”), and J.P. MORGAN INVESTMENT MANAGEMENT INC., a Delaware corporation (the “Subadviser”).

W I T N E S S E T H:

WHEREAS, the Adviser and SunAmerica Series Trust, a Massachusetts business trust (the “Trust”), have entered into an Investment Advisory and Management Agreement dated as of January 1, 1999, as amended from time to time (the “Advisory Agreement”), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust, and pursuant to it which the Adviser may delegate one or more of its duties to a subadviser pursuant to a written subadvisory agreement;

WHEREAS, the Adviser and the Subadviser are parties to a Subadvisory Agreement dated November 1, 2005, as amended from time to time (the “Subadvisory Agreement”), pursuant to which the Subadviser furnishes investment advisory services to certain series (the “Portfolios”) of the Trust, as listed on Schedule A of the Subadvisory Agreement;

WHEREAS, the Board of Trustees of the Trust has approved this Amendment to the Subadvisory Agreement and it is not required to be approved by the shareholders of the Portfolios.

NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

1. Schedule A to the Subadvisory Agreement is hereby amended to reflect the addition of the SunAmerica Series Trust Emerging Markets Portfolio. Schedule A is also attached hereto.

Portfolio(s)	Annual Fee (as a percentage of the average daily net assets the Subadviser manages in the portfolio)
Emerging Markets Portfolio	0.60% on all assets

Subadviser shall manage the Emerging Markets Portfolio assets and shall be compensated as noted above.

2. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

3. Full Force and Effect. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants, and conditions of the Subadvisory Agreement shall remain unchanged and shall continue to be in full force and effect.

4. Miscellaneous. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Subadvisory Agreement.

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

SUNAMERICA ASSET MANAGEMENT CORP.

By:	/s/ PETER A. HARBECK
Name:	Peter A. Harbeck
Title:	President & CEO

J.P. MORGAN INVESTMENT MANAGEMENT INC.

By:	/s/ SCOTT G. MORITZ
Name:	Scott G. Moritz
Title:	Vice President

SCHEDULE A

Effective January 14, 2013

Portfolio(s)	Annual Fee (as a percentage of the average daily net assets the Subadviser manages in the portfolio)
Global Equities Portfolio (Tax ID No. 13-7002447)	0.45% on the first $50 million 0.40% on the next $100 million 0.35% on the next $350 million 0.30% over $500 million
Balanced Portfolio (Tax ID No. 95-4572884)	0.40% on the first $50 million 0.30% on the next $100 million 0.25% over $150 million
Mid-Cap Growth Portfolio (Tax ID No. 95-4734552)	0.42% on the first $100 million 0.40% over $100 million
Growth-Income Portfolio	0.35% on the first $50 million 0.30% on the next $100 million 0.25% on the next $150 million 0.20% on the next $200 million 0.15% over $500 million
Emerging Markets Portfolio	0.60% on all assets

AMENDMENT NO. 4

TO THE

SUBADVISORY AGREEMENT

This AMENDMENT NO. 4 TO THE SUBADVISORY AGREEMENT is dated as of November 15, 2010, by and between SUNAMERICA ASSET MANAGEMENT CORP., a Delaware corporation (the “Adviser”), and J.P. MORGAN INVESTMENT MANAGEMENT INC., a Delaware corporation (the “Subadviser”).

W I T N E S S E T H:

WHEREAS, the Adviser and SunAmerica Series Trust, a Massachusetts business trust (the “Trust”), have entered into an Investment Advisory and Management Agreement dated as of January 1, 1999, as amended from time to time (the “Advisory Agreement”), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust, and pursuant to it which the Adviser may delegate one or more of its duties to a subadviser pursuant to a written subadvisory agreement;

WHEREAS, the Adviser and the Subadviser are parties to a Subadvisory Agreement dated November 1, 2005, as amended from time to time (the “Subadvisory Agreement”), pursuant to which the Subadviser furnishes investment advisory services to certain series (the “Portfolios”) of the Trust, as listed on Schedule A of the Subadvisory Agreement;

WHEREAS, the Board of Trustees of the Trust has approved this Amendment to the Subadvisory Agreement and it is not required to be approved by the shareholders of the Portfolios.

NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

1. Schedule A to the Subadvisory Agreement is hereby amended to reflect the addition of the SunAmerica Series Trust Growth-Income Portfolio. Schedule A is also attached hereto.

Portfolio(s)	Annual Fee (as a percentage of the average daily net assets the Subadviser manages in the portfolio)
Growth-Income Portfolio	0.35% on the first $50 million 0.30% on the next $100 million 0.25% on the next $150 million 0.20% on the next $200 million 0.15% over $500 million

Subadviser shall manage the Growth-Income Portfolio assets and shall be compensated as noted above.

2. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

3. Full Force and Effect. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants, and conditions of the Subadvisory Agreement shall remain unchanged and shall continue to be in full force and effect.

4. Miscellaneous. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Subadvisory Agreement.

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

SUNAMERICA ASSET MANAGEMENT CORP.

By:	/s/ PETER A. HARBECK
Name:	Peter A. Harbeck
Title:	President & CEO

J.P. MORGAN INVESTMENT MANAGEMENT INC.

By:	/s/ ANA BRANDS
Name:	Ana Brands
Title:	Vice President

SCHEDULE A

Effective November 15, 2010

Portfolio(s)	Annual Fee (as a percentage of the average daily net assets the Subadviser manages in the portfolio)
Global Equities Portfolio (Tax ID No. 13-7002447)	0.45% on the first $50 million 0.40% on the next $100 million 0.35% on the next $350 million 0.30% over $500 million
Balanced Portfolio (Tax ID No. 95-4572884)	0.40% on the first $50 million 0.30% on the next $100 million 0.25% over $150 million
Mid-Cap Growth Portfolio (Tax ID No. 95-4734552)	0.42% on the first $100 million 0.40% over $100 million
Growth-Income Portfolio	0.35% on the first $50 million 0.30% on the next $100 million 0.25% on the next $150 million 0.20% on the next $200 million 0.15% over $500 million

AMENDMENT NO. 3

TO

SUBADVISORY AGREEMENT

This AMENDMENT NO. 3 TO SUBADVISORY AGREEMENT is dated as of October 2, 2007, by and between AIG SUNAMERICA ASSET MANAGEMENT CORP., a Delaware corporation (the “Adviser”), and J.P. MORGAN INVESTMENT MANAGEMENT INC., a Delaware corporation (the “Subadviser”).

W I T N E S S E T H:

WHEREAS, the Adviser and SunAmerica Series Trust, a Massachusetts business trust (the “Trust”), have entered into an Investment Advisory and Management Agreement dated as of January 1, 1999, as amended from time to time (the “Advisory Agreement”), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust, and pursuant to it which the Adviser may delegate one or more of its duties to a subadviser pursuant to a written subadvisory agreement;

WHEREAS, the Adviser and the Subadviser are parties to a Subadvisory Agreement dated November 1, 2005, as amended from time to time (the “Subadvisory Agreement”), pursuant to which the Subadviser furnishes investment advisory services to certain series (the “Portfolios”) of the Trust, as listed on Schedule A of the Subadvisory Agreement;

WHEREAS, the parties desire to amend the Subadvisory Agreement to comply with the requirements of rules 17a-10, 10f-3, 12d3-1 and 17e-1 under the Investment Company Act of 1940, as amended, relating to certain exemptions available for transactions with subadvisory affiliates; and

WHEREAS, the Board of Trustees of the Trust has approved this Amendment to the Subadvisory Agreement and it is not required to be approved by the shareholders of the Portfolios.

NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

1. The following provision is inserted in Section 1 of the Subadvisory Agreement:

“The Subadviser also represents and warrants that in furnishing services hereunder, the Subadviser will not consult with any other subadviser of the Portfolios or other series of the Trust, to the extent any other subadvisers are engaged by the Adviser, or any other subadvisers to other investments companies that are under common control with the Trust, concerning transactions of the Portfolios in securities or other assets, other than for purposes of complying with the conditions of paragraphs (a) and (b) of rule 12d3-1 under the Act.”

2. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

3. Full Force and Effect. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants, and conditions of the Subadvisory Agreement shall remain unchanged and shall continue to be in full force and effect.

4. Miscellaneous. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Subadvisory Agreement.

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

AIG SUNAMERICA ASSET MANAGEMENT CORP.

By:	/s/ PETER A. HARBECK
Name:	Peter A. Harbeck
Title:	President & CEO

J.P. MORGAN INVESTMENT MANAGEMENT INC.

By:	/s/ DAVID WARSOFF
Name:	David Warsoff
Title:	Vice President

AMENDMENT NO. 2 TO SUBADVISORY AGREEMENT

This AMENDMENT NO. 2 TO SUBADVISORY AGREEMENT (the “Amendment”) is effective as of May 1, 2007 by and between AIG SUNAMERICA ASSET MANAGEMENT CORP., a Delaware corporation (the “Adviser”), and J.P. MORGAN INVESTMENT MANAGEMENT INC., a Delaware corporation (the “Subadviser”).

WITNESSETH:

WHEREAS, the Adviser and SUNAMERICA SERIES TRUST, a Massachusetts business trust (the “Trust”), have entered into an Investment Advisory and Management Agreement dated as of January 1, 1999, as amended from time to time (the “Advisory Agreement”), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust, and pursuant to it which the Adviser may delegate one or more of its duties to a subadviser pursuant to a written subadvisory agreement; and

WHEREAS, the Adviser and Subadviser are parties to that certain Subadvisory Agreement dated November 1, 2005, as amended effective January 23, 2006 (the “Subadvisory Agreement”) with respect to the Trust; and

WHEREAS, the parties wish to amend the Subadvisory Agreement as set forth below.

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1. Schedule A to the Subadvisory Agreement is hereby amended to reflect the addition of the SunAmerica Series Trust Mid-Cap Growth Portfolio. Schedule A is also attached hereto.

Portfolio(s)	Annual Fee (as a percentage of the average daily net assets the Subadviser manages in the portfolio)
Mid-Cap Growth Portfolio	0.42% on the first $100 million 0.40% over $100 million

Subadviser shall manage the Mid-Cap Growth Portfolio assets and shall be compensated as noted above.

2. Section 2(a) of the Subadvisory Agreement is amended to delete the underlined portion of the following sentence contained therein:

In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the Act and Rule 17e-1 thereunder, the Subadviser may engage its affiliates, the Adviser and its affiliates or any other subadviser to the Trust and its respective affiliates, as broker-dealers or futures commission merchants to effect portfolio transactions in securities and other investments for a Portfolio, provided, however, that for each Portfolio the average annual percentage of portfolio transactions which are engaged in with the Subadviser’s affiliates, the Adviser and its affiliates or any other subadviser to the Trust and its respective affiliates, may not exceed 25% of the Portfolio’s total transactions in securities and other investments during the Trust’s fiscal year.

3. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

4. Full Force and Effect. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants, and conditions of the Agreement shall remain unchanged and shall continue to be in full force and effect.

5. Miscellaneous. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Subadvisory Agreement.

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Amendment as of the date first above written.

AIG SUNAMERICA ASSET MANAGEMENT CORP.		J.P. MORGAN INVESTMENT MANAGEMENT INC.

By:	/s/ PETER A. HARBECK	By:	/s/ DAVID WARSOFF
Name:	Peter A. Harbeck	Name:	David Warsoff
Title:	President and Chief Executive Officer	Title:	Vice President

SCHEDULE A

Effective May 1, 2007

Portfolio(s)	Annual Fee (as a percentage of the average daily net assets the Subadviser manages in the portfolio)
Global Equities Portfolio (Tax ID No. 13-7002447)	0.45% on the first $50 million 0.40% on the next $100 million 0.35% on the next $350 million 0.30% over $500 million
Balanced Portfolio (Tax ID No. 95-4572884)	0.40% on the first $50 million 0.30% on the next $100 million 0.25% over $150 million
Mid-Cap Growth Portfolio (Tax ID No. 95-4734552)	0.42% on the first $100 million 0.40% over $100 million

AMENDMENT TO SUBADVISORY AGREEMENT

This AMENDMENT TO SUBADVISORY AGREEMENT (the “Amendment”) is effective as of January 23, 2006 by and between AIG SUNAMERICA ASSET MANAGEMENT CORP., a Delaware corporation (the “Adviser”), and J.P. MORGAN INVESTMENT MANAGEMENT INC., a Delaware corporation (the “Subadviser”).

WITNESSETH:

WHEREAS, the Adviser and SUNAMERICA SERIES TRUST, a Massachusetts business trust (the “Trust”), have entered into an Investment Advisory and Management Agreement dated as of January 1, 1999, as amended from time to time (the “Advisory Agreement”), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust, and pursuant to it which the Adviser may delegate one or more of its duties to a subadviser pursuant to a written subadvisory agreement; and

WHEREAS, the Adviser and Subadviser are parties to that certain Subadvisory Agreement dated November 1, 2005 (the “Subadvisory Agreement”) with respect to the Trust; and

WHEREAS, the parties wish to amend the Subadvisory Agreement as set forth below; and

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1.     Schedule A to the Subadvisory Agreement is hereby amended to reflect the addition of the SunAmerica Series Trust SunAmerica Balanced Portfolio. Schedule A is also attached hereto.

Portfolio(s)	Annual Fee (as a percentage of the average daily net assets the Subadviser manages in the portfolio)

SunAmerica Balanced Portfolio	0.40% on the first $50 million 0.30% on the next $100 million 0.25% thereafter

Subadviser shall manage the SunAmerica Balanced Portfolio assets and shall be compensated as noted above.

2. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

3. Full Force and Effect. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants, and conditions of the Agreement shall remain unchanged and shall continue to be in full force and effect.

4. Miscellaneous. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Subadvisory Agreement.

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Amendment as of the date first above written.

AIG SUNAMERICA ASSET MANAGEMENT CORP.		J.P. MORGAN INVESTMENT MANAGEMENT INC.

By:	/s/ PETER A. HARBECK	By:	/s/ DAVID WARSOFF
Name:	Peter A. Harbeck	Name:	David Warsoff
Title:	President and Chief Executive Officer	Title:	Vice President

SCHEDULE A

Effective January 23, 2006

Portfolio(s)	Annual Fee (as a percentage of the average daily net assets the Subadviser manages in the portfolio)
Global Equities Portfolio (Tax ID No. 13-7002447)	0.45% on the first $50 million 0.40% on the next $100 million 0.35% on the next $350 million 0.30% thereafter
SunAmerica Balanced Portfolio (Tax ID No. 95-4572884)	0.40% on the first $50 million 0.30% on the next $100 million 0.25% thereafter

SUBADVISORY AGREEMENT

This SUBADVISORY AGREEMENT is dated as of November 1, 2005 by and between AIG SUNAMERICA ASSET MANAGEMENT CORP., a Delaware corporation (the “Adviser”), and J.P. MORGAN INVESTMENT MANAGEMENT INC., a Delaware corporation (the “Subadviser”).

WITNESSETH:

WHEREAS, the Adviser and SunAmerica Series Trust, a Massachusetts business trust (the “Trust”), have entered into an Investment Advisory and Management Agreement dated as of January 1, 1999, as amended from time to time (the “Advisory Agreement”), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust, and pursuant to which the Adviser may delegate one or more of its duties to a subadviser pursuant to a written subadvisory agreement; and

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and may issue shares of beneficial interest, no par value per share, in separately designated portfolios representing separate funds with their own investment objectives, policies and purposes; and

WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

WHEREAS, the Adviser desires to retain the Subadviser to furnish investment advisory services to the investment portfolio(s) of the Trust listed on Schedule A attached hereto (the “Portfolio(s)”), and the Subadviser is willing to furnish such services;

NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

1. Duties of the Subadviser. The Adviser hereby engages the services of the Subadviser in furtherance of its Investment Advisory and Management Agreement with the Trust. Pursuant to this Subadvisory Agreement and subject to the oversight and review of the Adviser, the Subadviser will manage the investment and reinvestment of the assets of each Portfolio. The Subadviser will determine, in its discretion without prior consultation with the Adviser, the securities and other investments to be purchased or sold, will provide the Adviser with records concerning its activities which the Adviser or the Trust is required to maintain, and will render regular reports to the Adviser and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. The Subadviser, as agent and attorney-in-fact of the Trust, may, when it deems appropriate and without prior consultation with the Adviser, (a) buy, sell, exchange, convert and otherwise trade in any stocks, bonds and other investments including money market instruments, whether the issuer is organized in the United States or outside the United States, (b) place orders for the execution of such securities transactions with or through such brokers, dealers or issuers as the Subadviser may select and (c) purchase, sell, exchange or convert foreign currency in the spot or forward markets as necessary to facilitate transactions in international securities for the Portfolio(s). The Subadviser shall discharge the foregoing responsibilities subject to the control of the officers and the Trustees of the Trust and in compliance with such policies as the Trustees of the Trust may from time to time establish and communicate to the Subadviser, and in compliance with (a) the objectives, policies, restrictions and limitations for the Portfolio(s) as set forth in the Trust’s current prospectus and statement of additional information; and (b) applicable laws and regulations.

The Subadviser represents and warrants to the Adviser that it will manage the assets of the Portfolio in compliance with all applicable federal and state laws, including securities, commodities and banking laws, governing its operations and investments. Without limiting the foregoing, the Subadviser represents and warrants that it will manage each Portfolio in compliance with (a) the applicable provisions of Subchapter M, chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”) (“Subchapter M”) for each Portfolio to be treated as a “regulated investment company” under Subchapter M; (b) the diversification requirements specified in the Internal Revenue Service’s regulations under Section 817(h) of the Code; (c) the provisions of the Act and rules adopted thereunder; (d) applicable state insurance laws that Adviser notifies the Subadviser are applicable to the investment management of the Portfolio; (e) the objectives, policies, restrictions and limitations for the Portfolio(s) as set forth in the Trust’s current prospectus and statement of additional information as most recently provided by the Adviser to the Subadviser; and (f) the policies and procedures as adopted by the Trustees of the Trust and communicated to the Subadviser. The Subadviser shall furnish information to the Adviser, as requested, for purposes of compliance with the distribution requirements necessary to avoid payment of any excise tax pursuant to Section 4982 of the Code.

The Subadviser further represents and warrants that to the extent that any statements or omissions made in any Registration Statement for the Contracts or shares of the Trust, or any amendment or supplement thereto, are made in reliance upon and in conformity with information furnished by the Subadviser expressly for use therein, such Registration Statement and any amendments or supplements thereto will, when they become effective, conform in all material respects to the requirements of the Securities Act of 1933 and the rules and regulations of the Commission thereunder (the “1933 Act”) and the Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

The Subadviser agrees: (a) to maintain a level of errors and omissions or professional liability insurance coverage that, at all times during the course of this Agreement, is appropriate given the nature of its business, and (b) from time to time and upon reasonable request, to supply evidence of such coverage to the Adviser.

The Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement.

2. Custody of Assets. The Subadviser shall have no responsibility with respect to the collection of income, physical acquisition or the safekeeping of the assets of the Portfolio. All such duties of collection, physical acquisition and safekeeping shall be the sole obligation of the Portfolio’s custodian. The Trust and Adviser shall have full responsibility for the payment of all taxes due on capital or income held or collected for the Portfolio and the filing of any returns in connection therewith or otherwise required by law. The Trust and Adviser shall direct the Portfolio’s custodian to comply with all investment instructions given by Subadviser with respect to the Portfolio. The Portfolio’s custodian shall provide the Subadviser with daily reports regarding the cash levels in the Portfolio. The Trust and Adviser shall provide Subadviser with reasonable advance notice of any subsequent changes in the Portfolio’s custodian.

3.

Portfolio Transactions. (a) The Subadviser is responsible for decisions to buy or sell securities and other investments for the assets of each Portfolio, the selection of broker-dealers and futures commission merchants to execute Portfolio transactions, and the negotiation of brokerage commission and futures commission merchants’ rates. As a general matter, in executing portfolio transactions, the Subadviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Subadviser’s best judgement, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Subadviser shall consider all relevant factors including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm’s risk in positioning a block of securities. Subject to such policies as the Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Subadviser’s having caused a Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer viewed in terms of either that particular transaction or the Subadviser’s overall responsibilities with respect to such Portfolio and to other clients as to which the Subadviser exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the Act and Rule 17e-1 thereunder, the Subadviser may engage its affiliates, the Adviser and its affiliates or any other subadviser to the Trust and its respective affiliates, as broker-dealers or futures commission merchants to effect portfolio transactions in securities and other investments for a Portfolio; provided, however, that for each Portfolio the total dollar amount of portfolio transactions which are engaged in with the Subadviser’s affiliates, the Adviser and its affiliates in any fiscal year of the Trust, may not exceed 25% of the value of the Portfolio’s total transactions in securities and other investments during the Trust’s prior fiscal year. The Subadviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request. To the extent consistent with applicable law, the Subadviser may aggregate purchase or sell orders for the Portfolio with contemporaneous purchase or sell orders of other clients of the Subadviser or its affiliated persons. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser determines to be equitable and consistent with its and its affiliates’ fiduciary obligations to the Portfolio and to such other clients. The Adviser hereby acknowledges that such aggregation of orders may not result in more favorable pricing or lower brokerage commissions in all instances.

(b) Notwithstanding Section 4(a) above, for such purposes as obtaining investment research products and services, covering fees and expenses, the Adviser may request the Subadviser to effect a specific percentage of a Portfolio’s transactions in securities and other investments to certain broker-dealers and futures commission merchants. In designating the use of a particular broker-dealer or futures commission merchant, the Adviser and Subadviser acknowledge:

(1)	All brokerage transactions are subject to best execution. As such, Subadviser will use its best efforts to direct non-risk commission transactions to a particular broker-dealer or futures commission merchant designated by the Adviser provided that the Subadviser obtains best execution;

(2)	Such direction may result in the Subadviser paying a higher commission, depending upon the Subadviser’s arrangements with the particular broker-dealer or futures commission merchant, or such other factors as market conditions, share values, capabilities of the particular broker-dealer or futures commission merchant, etc.;

(3)	If the Subadviser directs payments of an excessive amount of commissions, the executions may not be accomplished as rapidly. In addition, the Subadviser may forfeit the possible advantage derived from the aggregation of multiple orders as a single “bunched” transaction where Subadviser would, in some instances, be in a better position to negotiate commissions; and

(4)	Subadviser does not make commitments to allocate fixed or definite amounts of commissions to brokers.

The Adviser acknowledges that the Subadviser may be unable to fulfill the Adviser’s request for direction for a number of reasons, including but not limited to, those stated above.

4.	Compensation of the Subadviser. The Subadviser shall not be entitled to receive any payment from the Trust and shall look solely and exclusively to the Adviser for payment of all fees for the services rendered, facilities furnished and expenses paid by it hereunder. As full compensation for the Subadviser under this Agreement, the Adviser agrees to pay to the Subadviser a fee at the annual rates set forth in Schedule A hereto with respect to the assets managed by the Subadviser for each Portfolio listed thereon. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month (i.e., the applicable annual fee rate divided by 365 applied to each prior days’ net assets in order to calculate the daily accrual). For purposes of calculating the Subadviser’s fee, the average daily net asset value of a Portfolio shall mean the average daily net assets for which the Subadviser actually provides advisory services, and shall be determined by taking an average of all determinations of such net asset value during the month. If the Subadviser shall provide its services under this Agreement for less than the whole of any month, the foregoing compensation shall be prorated.

5.	Other Services. At the request of the Trust or the Adviser, the Subadviser in its discretion may make available to the Trust, office facilities, equipment, personnel and other services in order to facilitate meetings or other similar functions. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Subadviser and billed to the Trust or the Adviser at the Subadviser’s cost.

6.	Reports. The Trust, the Adviser and the Subadviser agree to furnish to each other, if applicable, current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, and such other information with regard to their affairs and that of the Trust as each may reasonably request.

7.	Status of the Subadviser. The services of the Subadviser to the Adviser and the Trust are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others, including other investment companies and accounts following the same investment strategy as the Portfolio. The Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

8.	Advertising. Subadviser shall not provide or in any way distribute any sales or advertising materials, whether or not related to the Trust, to any employee or representative of AIG SunAmerica Capital Services, Inc. (“SACS”) or its affiliates, including wholesaling personnel, unless such material has been received and approved, in writing, by the Adviser.

9.	Proxy Voting. The Adviser will vote proxies relating to the Portfolio’s securities. The Adviser will vote all such proxies in accordance with such proxy voting guidelines and procedures adopted by the Board of Trustees. The Adviser may, on certain non-routine matters, consult with the Subadviser before voting proxies relating to the Portfolio’s securities. The Adviser will instruct the custodian and other parties providing services to the Trust promptly to forward to the proxy voting service copies of all proxies and shareholder communications relating to securities held by each Portfolio (other than materials relating to legal proceedings).

10.	Certain Records. The Subadviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the Act, all records relating to the investments of the Portfolio(s) that are required to be maintained by the Trust pursuant to the requirements of Rule 31a-1 of that Act. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Act which are prepared or maintained by the Subadviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust or the Adviser on request.

The Subadviser agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust’s auditors, the Trust or any representative of the Trust, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Trust.

11.	Reference to the Subadviser. Neither the Trust nor the Adviser or any affiliate or agent thereof shall make reference to or use the name of the Subadviser or any of its affiliates in any advertising or promotional materials without the prior approval of the Subadviser, which approval shall not be unreasonably withheld.

12.	Liability of the Subadviser. (a) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties (“disabling conduct”) hereunder on the part of the Subadviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) the Subadviser shall not be subject to liability to the Adviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser) or to the Trust (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Trust) for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. The Adviser shall indemnify the Subadviser (and its officers, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) from any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) (“Losses”) arising from the Subadviser’s rendering of services under this Agreement except for Losses resulting from the Subadviser’s disabling conduct.

(b) The Subadviser does not guarantee the future performance of the Portfolio or any specific level of performance, the success of any investment decision or strategy that Subadviser may use, or the success of Subadviser’s overall management of the Portfolio. The Trust and Adviser understand that investment decisions made for the Portfolio by the Subadviser are subject to various market, currency, economic, political and business risks, and that those investment decisions will not always be profitable. Subadviser will manage only the assets of the Portfolio allocated to its management by the Adviser and in making investment decisions for the Portfolio.

(c) The Subadviser agrees to indemnify and hold harmless the Adviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser) and/or the Trust (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Trust) against any and all Losses to which the Adviser and/or the Trust and their affiliates or such directors/trustees, officers or controlling person may become subject under the Act, the 1933 Act, under other statutes, common law or otherwise, which arise from the Subadviser’s disabling conduct, including but not limited to any material failure by the Subadviser to comply with the diversification requirements specified in the Internal Revenue Service’s regulations under Section 817(h) of the Code; provided, however, that in no case is the Subadviser’s indemnity in favor of any person deemed to protect such other persons against any liability to which such person would otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of obligations and duties under this Agreement.

(d) Under no circumstances shall the Adviser or the Subadviser be liable to any indemnitee for indirect, special or consequential damages, even if the Adviser or the Subadviser is apprised of the likelihood of such damages.

13.	Permissible Interests. Trustees and agents of the Trust are or may be interested in the Subadviser (or any successor thereof) as directors/trustees, partners, officers, or shareholders, or otherwise; directors/trustees, partners, officers, agents, and shareholders of the Subadviser are or may be interested in the Trust as trustees, or otherwise; and the Subadviser (or any successor) is or may be interested in the Trust in some manner.

14.	Term of the Agreement. This Agreement shall continue in full force and effect with respect to each Portfolio until two years from the date hereof, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other series of the Trust.

With respect to each Portfolio, this Agreement may be terminated at any time, without payment of a penalty by the Portfolio or the Trust, by vote of a majority of the Trustees, or by vote of a majority of the outstanding voting securities (as defined in the Act) of the Portfolio, voting separately from any other series of the Trust, or by the Adviser, on not less than 30 nor more than 60 days’ written notice to the Subadviser. With respect to each Portfolio, this Agreement may be terminated by the Subadviser at any time, without the payment of any penalty, on 90 days’ written notice to the Adviser and the Trust; provided, however, that this Agreement may not be terminated by the Subadviser unless another subadvisory agreement has been approved by the Trust in accordance with the Act, or after six months’ written notice, whichever is earlier. The termination of this Agreement with respect to any Portfolio or the addition of any Portfolio to Schedule A hereto (in the manner required by the Act) shall not affect the continued effectiveness of this Agreement with respect to each other Portfolio subject hereto. This Agreement shall automatically terminate in the event of its assignment (as defined by the Act).

This Agreement will also terminate in the event that the Advisory Agreement by and between the Trust and the Adviser is terminated.

15.	Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

16.	Amendments. This Agreement may be amended by mutual consent in writing, but the consent of the Trust must be obtained in conformity with the requirements of the Act.

17.	Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

18.	Personal Liability. The Declaration of the Trust establishing the Trust (the “Declaration”), is on file in the office of the Secretary of the Commonwealth of Massachusetts, and, in accordance with that Declaration, no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust, but the “Trust Property,” as defined in the Declaration, only shall be liable.

19.	Separate Series. Pursuant to the provisions of the Declaration, each Portfolio is a separate series of the Trust, and all debts, liabilities, obligations and expenses of a particular Portfolio shall be enforceable only against the assets of that Portfolio and not against the assets of any other Portfolio or of the Trust as a whole.

20. Confidentiality. The Subadviser will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement or as reasonably required to execute transactions on behalf of the Portfolios, and will keep confidential any non-public information obtained directly as a result of this service relationship, and the Subadviser shall disclose such non-public information only if the Adviser or the Board of Trustees has authorized such disclosure by prior written consent, or if such information is or hereafter otherwise is known by the Subadviser or has been disclosed, directly or indirectly, by the Adviser or the Trust to others becomes ascertainable from public or published information or trade sources, or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities, or to the extent such disclosure is reasonably required by auditors or attorneys of the Subadviser in connection with the performance of their professional services or as may otherwise be contemplated by this Agreement. Notwithstanding the foregoing, the Subadviser may disclose the total return earned by the Portfolios and may include such total return in the calculation of composite performance information.

Notwithstanding the foregoing, to the extent that any market counterparty with whom the Subadviser deals requires information relating to the Portfolio (including, but not limited to, the identity of the Portfolio and market value of the Portfolio), the Sub-Adviser shall be permitted to disclose such information to the extent necessary to effect transactions on behalf of the Portfolio in accordance with the terms of this Agreement.

21. Confidential Treatment. It is understood that any information or recommendation supplied by, or produced by, Subadviser in connection with the performance of its obligations hereunder is to be regarded by the Trust and the Adviser as confidential and for use only by the Adviser and the Trust. Furthermore, except as required by law (including, but not limited to semi-annual, annual or other filings made under the 1940 Act) or as agreed to by the Adviser and Subadviser, the Adviser and Trust will not disclose, in any manner whatsoever except as expressly authorized in this Agreement, any list of securities held by the Portfolios for a period of at least 30 days after month end, except that the Portfolios’ top 10 holdings may be disclosed 16 days after month end. In addition, the Adviser may disclose, earlier than 30 days after month end, a list of the securities held by the Portfolios to certain third parties who have entered into a confidentiality agreement with the Trust.

22. Adviser Representations. The Adviser represents and warrants to Subadviser that: (i) the Adviser have full power and authority to appoint Subadviser to manage the Portfolio in accordance with the terms of this Agreement, (ii) this Agreement is valid and has been duly authorized, does not violate any obligation by which the Adviser is bound, and when so executed and delivered, will be binding upon the Adviser in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and general principles of equity (and the Adviser agrees to provide Subadviser with evidence of such authority as may be reasonably requested by Subadviser).

23. Delegation to Third Parties. Subadviser may employ an affiliate or a third party to perform any accounting, administrative, reporting and ancillary services required to enable Subadviser to perform its functions under this Agreement. Notwithstanding any other provision of the Agreement, Subadviser may provide information about the Portfolio to any such affiliate or other third party for the purpose of providing the services contemplated under this clause. Subadviser will act in good faith in the selection, use and monitoring of affiliates and other third parties, and any delegation or appointment hereunder shall not relieve Subadviser of any of its obligations under this Agreement.

24. Trade Settlement at Termination. Termination will be without prejudice to the completion of any transaction already initiated. On, or after, the effective date of termination, the Subadviser shall be entitled, without prior notice to the Adviser or the Portfolio, to direct the Portfolio’s custodian to retain and/or realize any assets of the Portfolio as may be required to settle transactions already initiated, and to pay any outstanding liabilities of the Subadviser with respect to such transaction. Following the date of effective termination, any new transactions will only be executed by mutual agreement between the Adviser and the Subadviser.

25. Force Majeure. Neither party to this Agreement shall be liable for damages resulting from delayed or defective performance when such delays arise out of causes beyond the control and without the fault or negligence of the offending party. Such causes may include, but are not restricted to, Acts of God or of the public enemy, terrorism, acts of the State in its sovereign capacity, fires, floods, earthquakes, power failure, disabling strikes, epidemics, quarantine restrictions, and freight embargoes.

26. Customer Identification Program. To help the government fight the funding of terrorism and money laundering activities, Subadviser has adopted a Customer Identification Program, (“CIP”) pursuant to which Subadviser is required to obtain, verify and maintain records of certain information relating to its clients. In order to facilitate Subadviser’s compliance with its CIP, Adviser and Trust hereby represent and warrant that (i) Portfolio’s taxpayer identification number or other government issued identification number (see Exhibit A); (ii) all documents provided to Subadviser are true and accurate as of the date hereof; and (iii) Adviser agrees to provide to Subadviser such other information and documents that Subadviser requests in order to comply with Subadviser’s CIP.

27.	Notices. All notices shall be in writing and deemed properly given when delivered or mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed as follows:

Subadviser:	J.P. Morgan Investment Management Inc.
522 Fifth Avenue
New York, NY 10036
Attention: David Warsoff

Adviser:	AIG SunAmerica Asset Management Corp.
Harborside Financial Center
3200 Plaza 5
Jersey City, NJ 07311
Attention: Gregory N. Bressler
Senior Vice President and
General Counsel

with a copy to: AIG Retirement Services, Inc.
1 SunAmerica Center
Century City
Los Angeles, CA 90067-6022
Attention: Mallary L. Reznik
Deputy General Counsel

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

AIG SUNAMERICA ASSET MANAGEMENT CORP.

By:	/s/ PETER A. HARBECK
Name:	Peter A. Harbeck
Title:	President and Chief Executive Officer

J.P. MORGAN INVESTMENT MANAGEMENT INC.

By:	/s/ DAVID M. WARSOFF
Name:	David M. Warsoff
Title:	Vice President

Schedule A

Portfolio(s)	Annual Fee (as a percentage of the average daily net assets the Subadviser manages in the portfolio)
Global Equities Portfolio (Tax ID No. 13-7002447)	.45% on the first $50 million .40% on the next $100 million .35% on the next $350 million .30% thereafter

SUNAMERICA SERIES TRUST

P.O. Box 54299

Los Angeles, CA 90054-0299

Emerging Markets Portfolio

(the “Portfolio”)

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF

INFORMATION STATEMENT

(the “Notice”)

The Information Statement referenced in this Notice is available at

www.sunamerica.com/informationstatements

This Notice is to inform you that an information statement (the “Information Statement”) regarding the change in subadviser of the Portfolio is now available at the website referenced above. The Portfolio is a series of SunAmerica Series Trust (the “Trust”). Please note that this Notice is only intended to provide an overview of the matter covered in the Information Statement. We encourage you to access SunAmerica’s website to review a complete copy of the Information Statement, which contains important information about the change in subadviser.

As discussed in the Information Statement, on November 29, 2012, the Board of Trustees of the Trust approved the appointment of J.P. Morgan Investment Management Inc. (“JPMorgan”) as the new subadviser to the Portfolio and the termination of Putnam Investment Management, Inc. (“Putnam”), the existing subadviser to the Portfolio. On January 14, 2013, JPMorgan began managing the Portfolio.

The Trust has received an exemptive order from the Securities and Exchange Commission which allows the Portfolio’s investment adviser, SunAmerica Asset Management Corp., subject to certain conditions, to enter into and materially amend subadvisory agreements without obtaining shareholder approval. As required by this exemptive order, a portfolio is required to provide information to shareholders about the new subadviser and the subadvisory agreement within 60 days of the hiring of any new subadviser. The Information Statement is designed to satisfy this requirement.

This Notice is being mailed on or about March 15, 2013, to all participants in a Contract who were invested in the Portfolio as of the close of business on January 31, 2013. A copy of the Information Statement will remain on SunAmerica’s website until at least March 15, 2014.

You can obtain a paper copy of the complete Information Statement, without charge, by writing the Trust at P.O. Box 54299, Los Angeles, California 90054-0299 or by calling (800) 445-7862. You may also have an electronic copy of the Information sent to you without charge by sending an email request to the Trust at webmaster@sunamerica.com. You can request a complete copy of the Information Statement until March 15, 2014. To ensure prompt delivery, you should make your request no later than March 15, 2014. Please note that you will not receive a paper copy unless you request it.

This Notice and the Information Statement are for your information only and you are not required to take any action.